UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 29, 2019
First Busey Corporation
(Exact name of registrant as specified in its charter)
Nevada	0-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 W. University Ave.
Champaign, Illinois  61820
(Address of principal executive offices) (Zip code)
(217) 365-4544
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
On January 29, 2019, First Busey Corporation (the “Company”) entered into an Amended and Restated Credit Agreement with U.S. Bank National Association. (“U.S. Bank”) dated as of January 29, 2019 (the “Restated Credit Agreement”), amending and restating the Credit Agreement, dated as of November 20, 2015. Pursuant to the Restated Credit Agreement, U.S. Bank will make available to the Company (i) a $20.0 million revolving line of credit with a termination date of April 30, 2019, at which time and subject to the satisfaction of certain conditions, the outstanding revolving loan may be converted into a term loan with a maturity date of April 30, 2021, and (ii) a $60.0 million term loan (the “Term Loan”) with a maturity date of November 30, 2023. The loans have an annual interest rate of 1.50% plus the one-month LIBOR rate. The proceeds of the Term Loan will be used to fund the cash portion related to the acquisition of The Banc Ed Corp. and general corporate purposes.
The Restated Credit Agreement contains customary representations, warranties, covenants and events of default, including without limitation, financial covenants that the Company, or Busey Bank, as applicable, must maintain. The foregoing summary of the Restated Credit Agreement is only a brief description of the terms and conditions, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by the complete terms of the Restated Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1	Amended and Restated Credit Agreement, dated as of January 29, 2019, by and between First Busey Corporation and U.S. Bank National Association.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 31, 2019	First Busey Corporation
By: /s/ Robin N. Elliott
Name:  Robin N. Elliott
Title:    Chief Operating Officer and Chief Financial
             Officer